UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 12, 1998


                               NFO WORLDWIDE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-21460                 06-1327424
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)


                                2 Pickwick Plaza
                                    Suite 400
                          Greenwich, Connecticut 06830
                          ----------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (203) 629-8888

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Item 5.  Other Events
         ------------

         A copy of the Press Release dated May 12, 1998 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits
         ----------------------------------

         (c) The following is an exhibit to this Report and is filed herewith:

             Exhibit 99.1           Press Release dated May 12, 1998 of
                                    NFO Worldwide, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NFO WORLDWIDE, INC.
                                   (Registrant)


                                   By: /s/ PATRICK G. HEALY
                                   ------------------------
                                   Patrick G. Healy
                                   President - Corporate Product/Systems
                                   Development and Chief Financial Officer


Dated: May 12, 1998

                                 EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                               Dated May 12, 1998


         Exhibit No.                          Description
         -----------                          -----------

         Exhibit 99.1        Press Release dated May 12, 1998 of NFO Worldwide,
                             Inc.